Exhibit 10.1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 5

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of January 20, 2016, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 03776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737-9 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to *** 737-9 aircraft as *** Aircraft to the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents and Articles.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-5”).

2.	Letter Agreements.

“Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644” is deleted in its entirety and replaced with the attached “Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644” (identified by “SA-5”).

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

UAL-PA-03776	SA-5	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 5 to

Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Chastity Matthews	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President - Finance and acting Chief Financial Officer
Title	Title

UAL-PA-03776	SA-5	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table – 737-9	SA-3

EXHIBITS
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Warranty ***
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
UCH-PA-03776-LA-1207637	*** Matters
UCH-PA-03776-LA-1207638	***
UCH-PA-03776-LA-1207640	Demonstration Flight Waiver
UCH-PA-03776-LA-1207643	Open Matters
UCH-PA-03776-LA-1207644	*** Aircraft	SA-5
UCH-PA-03776-LA-1207646	Promotional Support
UCH-PA-03776-LA-1207647	Seller Purchased Equipment
UCH-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UCH-PA-03776-LA-1207650	Special Matters
UCH-PA-03776-LA-1208055	***
UCH-PA-03776-LA-1208122	***
UCH-PA-03776-LA-1208123	*** Matters
UCH-PA-03776-LA-1208157	***

UCH-PA-03776	TABLE OF CONTENTS	SA-5, Page 1 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS, continued
UCH-PA-03776-LA-1208234	Privileged and Confidential Matters
UCH-PA-03776-LA-1208596	AGTA Matters
UCH-PA-03776-LA-1208238	Assignment Matters
UCH-PA-03776-LA-1208869	Delivery *** Matters
UAL-PA-03784-LA-1207869	737 Production Adjustments

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1	June 17, 2013

Supplemental Agreement No. 2	January 14, 2015

Supplemental Agreement No. 3	May 26, 2015

Supplemental Agreement No. 4	June 12, 2015

Supplemental Agreement No. 5	January 20, 2016

UCH-PA-03776	TABLE OF CONTENTS	SA-5, Page 2 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 *** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-9	*** pounds	Detail Specification:		***
Engine Model/Thrust:	CFM-LEAP-1B	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:

Engine Price (Per Aircraft):		$***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***
Deposit per Aircraft:		$***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Actual or Nominal Delivery Month*	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
					***	***	***	***
					***	***	***	***
***	***	***	***	$***	$***	$***	$***	$***
Total:	***

*	Nominal delivery months are *** pursuant to Letter Agreement number UCH-PA-03776-LA-1207644.

Note: The estimated Advance Payment Base Prices have been calculated using a *** and *** as follows:

***	$***
***	$***
***	$***
***	$***

UCH-PA-03776 59499-1F.TXT		SA-4
	Boeing / United Airlines, Inc. Proprietary	Page 1